                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   (X)
Filed by a Party other than the Registrant   (  )

Check the appropriate box:
( )   Preliminary Proxy Statement              (  )   Confidential, for Use of the Commission
                                                      Only (as permitted by Rule 14a-6(e)(2))
(X)   Definitive Proxy Statement

( )   Definitive Additional Materials

( )   Soliciting Material Under Rule 14a-12


--------------------------------------------------------------------------------
                               ING PARTNERS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):


--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5)   Total fee paid:

( )   Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

                               ING PARTNERS, INC.

                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                November 15, 2004

Dear Variable Contract Holder/Participant:

On behalf of the Board of Directors of ING Partners, Inc. (the "Fund"), we are pleased to invite you to the annual meeting of shareholders (the "Annual Meeting"), to be held at 10:00 a.m., Local time, on December 21, 2004 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and vote on the following matter:

      To elect eleven members of the Board of Directors to represent the interests of the shareholders of the Fund until the election and qualification of their successors.

      The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Directors has concluded that the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote "FOR" the Proposal. We are asking you to consider it carefully and express your vote on the enclosed Voting Instruction Card or at the Annual Meeting.

The Fund is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist investors of certain of the Portfolios of the Fund in the voting process. As the date of the Annual Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote. In addition, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile or oral communication.

We look forward to your attendance at the Annual Meeting or to receiving your Voting Instruction Card so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                                   Sincerely,

                                                   /s/ James M. Hennessy
                                                   ----------------------------
                                                   James M. Hennessy
                                                   President and Chief Executive
                                                   Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                               ING PARTNERS, INC.

To the Variable Contract Holders/Participants:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the "Annual Meeting") of ING Partners, Inc. (the "Fund") will be held at 10:00 a.m., Local time, on December 21, 2004, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

      1. To elect eleven members of the Board of Directors to represent the interests of the shareholders of the Fund until the election and qualification of their successors; and

      2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Annual Meeting.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                       YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on October 4, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

                                             By Order of the Board of Directors,

                                             /s/ Huey P. Falgout, Jr.
                                             -------------------------
                                             Huey P. Falgout, Jr.
                                             Secretary

November 15, 2004

                      YOUR VOTE IS IMPORTANT REGARDLESS OF
                          THE NUMBER OF SHARES YOU OWN.
                  PLEASE VOTE BY RETURNING THE ENCLOSED VOTING
                           INSTRUCTION CARD TODAY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

                               ING PARTNERS, INC.

                                 PROXY STATEMENT
                                NOVEMBER 15, 2004

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       ING AELTUS ENHANCED INDEX PORTFOLIO
                      ING AMERICAN CENTURY SELECT PORTFOLIO
                     (FORMERLY, ING ALGER GROWTH PORTFOLIO)
                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
                      ING BARON SMALL CAP GROWTH PORTFOLIO
                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
                      ING JPMORGAN MID CAP VALUE PORTFOLIO
                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
                       ING OPCAP BALANCED VALUE PORTFOLIO
                        ING OPPENHEIMER GLOBAL PORTFOLIO
                   (FORMERLY, ING MFS GLOBAL GROWTH PORTFOLIO)
                        ING PIMCO TOTAL RETURN PORTFOLIO
                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
              (FORMERLY, ING ALGER CAPITAL APPRECIATION PORTFOLIO)
             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
                (FORMERLY, ING ALGER AGGRESSIVE GROWTH PORTFOLIO)
                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
                  (FORMERLY, ING UBS U.S. ALLOCATION PORTFOLIO)
                        ING VAN KAMPEN COMSTOCK PORTFOLIO

                         TO BE HELD ON DECEMBER 21, 2004

The Board of Directors of ING Partners, Inc. is sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Voting Instruction Card on or about November 15, 2004, to you and all other shareholders and contract holders who have a beneficial interest in one or more of the above named Portfolios who are eligible to vote.

                            TOLL FREE: 1-800-992-0180
                          7337 E. DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                      (This page intentionally left blank)

                               ING PARTNERS, INC.
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258
                                 1-800-992-0180

                                NOVEMBER 15, 2004

WHO IS ASKING FOR MY VOTE?

      The Board of Directors ("Board") of ING Partners, Inc. ("Fund") is sending this Proxy Statement and the enclosed Voting Instruction Card to you and all other shareholders and contract holders who have a beneficial interest in ING Aeltus Enhanced Index Portfolio, ING American Century Select Portfolio (formerly, ING Alger Growth Portfolio), ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Goldman Sachs(R) Capital Growth Portfolio, ING Goldman Sachs(R) Core Equity Portfolio, ING JPMorgan Fleming International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio (formerly, ING MFS Global Growth Portfolio), ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio, ING Salomon Brothers Large Cap Growth Portfolio (formerly, ING Alger Capital Appreciation Portfolio), ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly, ING Alger Aggressive Growth Portfolio), ING T. Rowe Price Growth Equity Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Van Kampen Equity and Income Portfolio (formerly, ING UBS U.S. Allocation Portfolio), or ING Van Kampen Comstock Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Board is soliciting your vote for an Annual Meeting of shareholders of the Portfolios ("Annual Meeting").

WHO IS ELIGIBLE TO VOTE?

      The Board is sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Voting Instruction Card on or about November 15, 2004 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the Insurance Company through which they hold an interest in a Portfolio as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Portfolios have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of a Portfolio or Portfolios through their Insurance Company as of the close of business on October 4, 2004 ("Record Date") are eligible to vote or instruct their Insurance Company how to vote their shares. APPENDIX A sets forth the number of shares of the Portfolios issued and outstanding as of the Record Date.

      To the best of the Fund's knowledge, as of October 22, 2004, no person owned beneficially more than 5% of any class of the Portfolios, except as set forth in APPENDIX B.

      To the best of the Fund's knowledge, as of October 22, 2004, no Director or officer of the Fund owned beneficially more than 1% of any class of the Portfolios.

WHY IS THE ANNUAL MEETING BEING HELD?

      The Annual Meeting is being held for the following purposes:

      1. To elect eleven members of the Board of Directors to represent the interests of shareholders of the Fund until the election and qualification of their successors; and

      2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournments(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

      On September 30, 2004, Management of the Fund proposed, and the Board approved, the various measures necessary to combine the Board with the boards of directors or trustees of various other ING fund groups ("Unified Board") to form one common board ("Consolidated Board"). This means that your Board of Directors would increase in size by adding nine new directors who currently oversee other funds in the ING mutual fund complex. The Consolidated Board, consisting of eleven Directors, would oversee the Fund and these other ING-affiliated mutual funds.

      The formation of the Consolidated Board will require your vote. Specifically, to create the Consolidated Board, you will be asked to approve a group of nominees ("Nominees") that includes two of the members of the current Board and nine members of the boards of directors/trustees who oversee the other ING-affiliated mutual funds.

      The Board considered the following reasons, among others, prior to voting in favor of the formation of the Consolidated Board and recommending to shareholders the election of the eleven Nominees:

      - The knowledge, background and experience of the Nominees, which will benefit the Portfolios and their shareholders.

      - Representations from ING management that a Consolidated Board would benefit the Portfolios because it would improve oversight by giving the Directors the opportunity to become more familiar with the aspects of Fund operations on a complex-wide basis; afford each Director experience in handling a greater variety of mutual fund issues; strengthen the Board through the addition of experienced and capable Directors; and enhance access to management and resources.

WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for each Portfolio. You are receiving these proxy materials - a booklet that includes the Proxy Statement and one Voting Instruction Card for each Portfolio you own - because you have the right to vote on an important Proposal concerning your investment in the Portfolio, the election of Directors who oversee your Portfolio.

      The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolios are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolios are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolio's shares are, in most cases, the true "shareholders" of the Portfolio. Variable annuity and/or variable life contract holders ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposal set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions in how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally includes shareholders of record, plan participants and Variable Contract Holders.

HOW DO I VOTE?

      Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interest in a Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit Voting Instruction Cards by telephone, telegram, facsimile, or oral communication.

      Shares of the Portfolios are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of a Portfolio and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions, with respect to Securities and Exchange Commission ("SEC") -registered Separate Accounts, the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.

      Variable Contract Holders permitted to give instructions to a Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Annual Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

      Shares of the Portfolios are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

      Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolios and the number of shares for which instructions may be given for purposes of voting at the Annual Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

      If a shareholder wishes to participate in the Annual Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at 1-800-992-0180. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Annual Meeting.

Proxy Solicitor

      The Fund has retained Georgeson Shareholder Communications, Inc. (the "Solicitor") for certain of the Portfolios to assist in the solicitation of proxies, at an estimated cost of $52,000. As the date of the Annual Meeting approaches, certain contract holders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Portfolios. Voting Instruction Cards that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In situations where a telephonic Voting Instruction Card is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposal on the Voting Instruction Card, and ask for the shareholder's instructions on the Proposal. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Voting Instruction Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

      The Annual Meeting will be held the offices of the Fund at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on December 21, 2004 at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

      The Annual Report of the Fund (the "Report"), including audited financial statements for the fiscal year ended December 31, 2003, was sent to shareholders on March 1, 2004. The Semi-Annual Report of the Fund, including unaudited semi-annual financial statements for the period ended June 30, 2004, has also been previously sent to shareholders. A shareholder may obtain an additional copy of the Report, as well as the Semi-Annual Report, to a shareholder upon request, without charge, by writing to the Fund at the following address: ING Partners, Inc., 151 Farmington Avenue, Hartford, Connecticut 06156-1277 or by calling 1-800-262-3862.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board unanimously recommends that shareholders of the Portfolios vote "FOR" the Proposal described in this Proxy Statement.

                                    PROPOSAL
                              ELECTION OF DIRECTORS

WHAT IS THE PROPOSAL?

      Pursuant to the recommendations of the Fund's Nominating Committee, the Board has nominated eleven individuals ("Nominees") for election to the Board. Shareholders are asked to elect the Nominees to serve as Directors, each to serve until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified. Information about each Nominee is set forth below. Two of the Nominees are currently directors of the Fund and each has consented to continue to serve as a Director if reelected by shareholders. The remaining nine Nominees are currently Directors/Trustees of the registered investment companies listed on APPENDIX C (each a "Company" and collectively, the "Companies"). ING Partners, Inc. is managed by ING Life Insurance and Annuity Company ("ILIAC"), a subsidiary of ING Groep N.V. The remaining Companies are managed by ING Investments, LLC or Directed Services, Inc. ("DSI"), which are also subsidiaries of ING Groep N.V., and may be sub-advised by ING Investment Management Co., also an ING Groep N.V. affiliate, or a non-affiliated sub-adviser. Each Nominee has indicated that he or she is willing to serve as a Director of the Fund if elected.

WHAT IS THE REQUIRED VOTE?

      The affirmative vote of a majority of the shares of the Fund outstanding is required to approve the election of each Nominee to the Board.

WHO ARE THE NOMINEES?

      For election of Directors at the Annual Meeting, the Board has approved the nomination of:

                                  John V. Boyer
                                J. Michael Earley
                              R. Barbara Gitenstein
                                  Patrick Kenny
                                  Walter H. May
                               Thomas J. McInerney
                                   Jock Patton
                               David W. C. Putnam
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

      The persons named as proxies will vote for election of each of these Nominees unless you withhold authority to vote for any or all of them on the enclosed Voting Instruction Card. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Fund's current Directors may recommend or the Board may reduce the number of Directors as provided for in the Fund's charter and bylaws.

      No Director or Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Director or Nominee have an interest materially adverse to the Fund.

      The following table sets forth information concerning the Nominees. The address for each Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                                                                OTHER
                                                    PRINCIPAL                NUMBER OF       DIRECTORSHIPS
                                  TERM OF OFFICE  OCCUPATION(S)-        PORTFOLIOS IN FUND     HELD BY
  NAME AND         POSITION(S)    AND LENGTH OF     DURING THE          COMPLEX OVERSEEN BY  DIRECTOR OR
DATE OF BIRTH     HELD WITH FUND  TIME SERVED(1)   PAST 5 YEARS         DIRECTOR OR NOMINEE    NOMINEE
-------------     --------------  --------------  --------------        -------------------  -------------
INDEPENDENT DIRECTORS

JOHN V. BOYER(2)    Director      November 1997   Executive Director,          143(3)         None
                                  - Present       The Mark Twain House
Date of Birth:                                    Museum (1989 -
07/19/1953                                        Present).  Mr. Boyer
                                                  is a Director of the
                                                  Fund.

J. MICHAEL EARLEY   Director      February 2002   President and Chief          143(3)         None
                                  - Present       Executive Officer,
Date of Birth:                                    Bankers Trust
05/02/1945                                        Company, N.A. (1992
                                                  - Present).  Mr.
                                                  Earley is a
                                                  Director/Trustee on
                                                  the Unified Board.

                                                                                                 OTHER
                                                    PRINCIPAL                NUMBER OF       DIRECTORSHIPS
                                  TERM OF OFFICE  OCCUPATION(S)-        PORTFOLIOS IN FUND      HELD BY
  NAME AND         POSITION(S)    AND LENGTH OF     DURING THE          COMPLEX OVERSEEN BY   DIRECTOR OR
DATE OF BIRTH     HELD WITH FUND  TIME SERVED(1)   PAST 5 YEARS         DIRECTOR OR NOMINEE     NOMINEE
-------------     --------------  --------------  --------------        -------------------  -------------
R. BARBARA          Director      February 2002   President, College           143(3)         New Jersey
GITENSTEIN                        - Present       of New Jersey (1999                         Resources
                                                  - Present).  Ms.                            (September
Date of Birth:                                    Gitenstein is a                             2003 - Present)
02/18/1948                                        Director/Trustee on
                                                  the Unified Board.

PATRICK KENNY(4)    Director      March 2002 -    President and Chief          143(3)         None
                                  Present         Executive Officer
Date of Birth:                                    International
01/12/1943                                        Insurance Society
                                                  (2001 - Present);
                                                  Senior Vice
                                                  President, SS&C
                                                  Technologies (1995
                                                  - 1998); Executive
                                                  Vice President,
                                                  Frontier Insurance
                                                  Group, Inc. (1998 -
                                                  2001). Mr. Kenny is
                                                  a Director of the
                                                  Fund.

WALTER H. MAY       Director      October 1999 -  Retired. Formerly,           143(3)         BestPrep
                                  Present         Managing Director                           Charitable
Date of Birth:                                    and Director of                             Organization
12/12/1936                                        Marketing, Piper                            (1991 -
                                                  Jaffray, Inc.  Mr.                          Present)
                                                  May is a
                                                  Director/Trustee on
                                                  the Unified Board.

                                                                                                 OTHER
                                                    PRINCIPAL                NUMBER OF       DIRECTORSHIPS
                                  TERM OF OFFICE  OCCUPATION(S)-        PORTFOLIOS IN FUND      HELD BY
  NAME AND         POSITION(S)    AND LENGTH OF     DURING THE          COMPLEX OVERSEEN BY   DIRECTOR OR
DATE OF BIRTH     HELD WITH FUND  TIME SERVED(1)   PAST 5 YEARS         DIRECTOR OR NOMINEE     NOMINEE
-------------     --------------  --------------  --------------        -------------------  -------------
JOCK PATTON         Director      August 1995 -   Private Investor             143(3)         Director,
                                  Present         (June 1997 -                                Hypercom, Corp
Date of Birth:                                    Present). Formerly,                         (1999 -
12/11/1945                                        Director and Chief                          Present); JDA
                                                  Executive Officer,                          Software
                                                  Rainbow Multimedia                          Group, Inc.
                                                  Group, Inc.                                 (1999 -
                                                  (January 1999 -                             Present); and
                                                  December 2001). Mr.                         Swift
                                                  Patton is a                                 Transportation
                                                  Director/Trustee on                         Co. (2004 -
                                                  the Unified Board.                          Present).

DAVID W.C. PUTNAM   Director      October 1999 -  President and                143(3)         Anchor
                                  Present         Director, F.L.                              International
Date of Birth:                                    Putnam Securities                           Bond Trust
10/08/1939                                        Company, Inc. and                           (December 2000
                                                  its affiliates                              - Present);
                                                  (1978 - Present);                           Progressive
                                                  President,                                  Capital
                                                  Secretary and                               Accumulation
                                                  Trustee, The                                Trust (August
                                                  Principled Equity                           1998 -
                                                  Market Fund (1999 -                         Present);
                                                  Present).   Mr.                             Principled
                                                  Putnam is a                                 Equity Market
                                                  Director/Trustee on                         Fund (November
                                                  the Unified Board.                          1996 -
                                                                                              Present),
                                                                                              Mercy
                                                                                              Endowment
                                                                                              Foundation
                                                                                              (1995 -
                                                                                              Present);
                                                                                              Director,
                                                                                              F.L.

                                                                                                         OTHER
                                                    PRINCIPAL                NUMBER OF               DIRECTORSHIPS
                                  TERM OF OFFICE  OCCUPATION(S)-        PORTFOLIOS IN FUND              HELD BY
  NAME AND         POSITION(S)    AND LENGTH OF     DURING THE          COMPLEX OVERSEEN BY           DIRECTOR OR
DATE OF BIRTH     HELD WITH FUND  TIME SERVED(1)   PAST 5 YEARS         DIRECTOR OR NOMINEE             NOMINEE
-------------     --------------  --------------  --------------        -------------------          -------------
                                                                                             Putnam Investment Management
                                                                                             Company (December 2001 -
                                                                                             Present); Asian American Bank
                                                                                             and Trust Company (June 1992 -
                                                                                             Present); and Notre Dame
                                                                                             Health Care Center (1991 -
                                                                                             Present) F.L. Putnam
                                                                                             Securities Company, Inc. (June
                                                                                             1978 - Present); and an
                                                                                             Honorary Trustee, Mercy
                                                                                             Hospital (1973 - Present).

ROGER B. VINCENT    Director      February 2002   President,                   143(3)         Director,
                                  - Present       Springwell                                  AmeriGas
Date of Birth:                                    Corporation (1989 -                         Propane, Inc.
08/26/1945                                        Present).                                   (1998 -
                                                  Formerly, Director,                         Present).
                                                  Tatham Offshore,
                                                  Inc. (1996 - 2000).
                                                  Mr. Vincent is a
                                                  Director/Trustee on
                                                  the Unified

                                                                                                 OTHER
                                                    PRINCIPAL                NUMBER OF       DIRECTORSHIPS
                                  TERM OF OFFICE  OCCUPATION(S)-        PORTFOLIOS IN FUND      HELD BY
  NAME AND         POSITION(S)    AND LENGTH OF     DURING THE          COMPLEX OVERSEEN BY   DIRECTOR OR
DATE OF BIRTH     HELD WITH FUND  TIME SERVED(1)   PAST 5 YEARS         DIRECTOR OR NOMINEE     NOMINEE
-------------     --------------  --------------  --------------        -------------------  -------------
                                                  Board.

RICHARD A.          Director      February 2001   Retired.  Formerly           143(3)         Director of
WEDEMEYER                         - Present       Vice President -                            Touchstone
                                                  Finance and                                 Consulting
Date of Birth:                                    Administration,                             Group (1997 -
03/23/1936                                        Channel Corporation                         Present); Jim
                                                  (June 1996 - April                          Henson Legacy
                                                  2002).  Trustee of                          (1994 -
                                                  each of the funds                           Present).
                                                  managed by ING
                                                  Investment
                                                  Management Co. LLC
                                                  (1998 - 2001). Mr.
                                                  Wedemeyer is a
                                                  Director/Trustee on
                                                  the Unified Board.

DIRECTORS WHO ARE "INTERESTED PERSONS"

THOMAS J.           Director      February 2001   Chief Executive             193(3)         Trustee,
MCINERNEY(5)                      - Present       Officer, ING U.S.                          Equitable Life
                                                  Financial Services                         Insurance Co.,
Date of Birth:                                    (2001 - Present);                          Golden
05/05/1956                                        Member, ING                                American Life
                                                  Americas Executive                         Insurance Co.,
                                                  Committee (2001 -                          Life Insurance
                                                  Present); ING                              Company of
                                                  Aeltus Holding                             Georgia,
                                                  Company, Inc. (2000                        Midwestern
                                                  - Present), ING                            United Life
                                                  Retail Holding                             Insurance Co.,
                                                  Company (1998 -                            ReliaStar Life
                                                  Present), and ING                          Insurance Co.,
                                                  Retirement                                 Security Life
                                                                                             of Denver,
                                                                                             Security

                                                                                                 OTHER
                                                    PRINCIPAL                NUMBER OF       DIRECTORSHIPS
                                  TERM OF OFFICE  OCCUPATION(S)-        PORTFOLIOS IN FUND      HELD BY
  NAME AND         POSITION(S)    AND LENGTH OF     DURING THE          COMPLEX OVERSEEN BY   DIRECTOR OR
DATE OF BIRTH     HELD WITH FUND  TIME SERVED(1)   PAST 5 YEARS         DIRECTOR OR NOMINEE     NOMINEE
-------------     --------------  --------------  --------------        -------------------  -------------
                                                  Holdings, Inc.                             Connecticut
                                                  (1997 - Present).                          Life Insurance
                                                  Formerly,                                  Co., Southland
                                                  President, ING Life                        Life Insurance
                                                  Insurance and                              Co., USG
                                                  Annuity Company                            Annuity and
                                                  (1997 - 2002),                             Life Company,
                                                  President, Chief                           and United
                                                  Executive Officer                          Life and
                                                  and Director of                            Annuity
                                                  Northern Life                              Insurance Co.
                                                  Insurance Company                          Inc.; Member
                                                  (2001 - 2002);                             of the Board,
                                                  General Manager and                        Bushnell
                                                  Chief Executive                            Performing
                                                  Officer, ING                               Arts Center,
                                                  Worksite Division                          St. Francis
                                                  (2000 - 2001);                             Hospital,
                                                  President, ING-SCI,                        National
                                                  Inc. (1997 - 2000);                        Conference for
                                                  President, Aetna                           Community
                                                  Financial Services                         Justice and
                                                  (1997 - 2000).  Mr.                        Metro Atlanta
                                                  McInerney is a                             Chamber of
                                                  Director/Trustee on                        Commerce.
                                                  the Unified Board.

JOHN G. TURNER(6)   Director    September 2000   Chairman, Hillcrest          143(3)         Hormel Foods
                  and Chairman  - Present        Capital Partners                            Corporation
Date of Birth:                                   (2002 - Present);                           (2000 -
10/03/1939                                       formerly, Vice                              Present);
                                                 Chairman of ING                             Shopko Stores,
                                                 Americas (2000 -                            Inc. (August
                                                 2002); Chairman and                         1999 -Present);
                                                 Chief                                       and M.A.

                                                                                                 OTHER
                                                    PRINCIPAL                NUMBER OF       DIRECTORSHIPS
                                  TERM OF OFFICE  OCCUPATION(S)-        PORTFOLIOS IN FUND      HELD BY
  NAME AND         POSITION(S)    AND LENGTH OF     DURING THE          COMPLEX OVERSEEN BY   DIRECTOR OR
DATE OF BIRTH     HELD WITH FUND  TIME SERVED(1)   PAST 5 YEARS         DIRECTOR OR NOMINEE     NOMINEE
-------------     --------------  --------------  --------------        -------------------  -------------
                                                  Executive                                  Mortenson
                                                  Officer of                                 Company (2002
                                                  ReliaStar Financial                        - Present) and
                                                  Corp. and ReliaStar                        Conseco, Inc.
                                                  Life Insurance                             (2003 -
                                                  Company (1993 -                            Present).
                                                  2000); Chairman of
                                                  ReliaStar Life
                                                  Insurance Company
                                                  of New York (1995 -
                                                  2001); Chairman of
                                                  Northern Life
                                                  Insurance Company
                                                  (1992 - 2001);
                                                  Chairman and Trustee
                                                  of the Northstar
                                                  affiliated investment
                                                  companies (1993 -
                                                  2001) and Director,
                                                  Northstar Investment
                                                  Management
                                                  Corporation and its
                                                  affiliates (1993 -
                                                  1999). Mr. Turner is
                                                  a Director/Trustee
                                                  on the Unified Board.

(1) Directors serve until their successors are duly elected and qualified. Length of time served refers to the length of time that the Nominee has served on the Unified Board or the Board, as applicable.

(2) Shaun Mathews, Senior Vice President of ILIAC, has held a seat on the board of directors of the Mark Twain House since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to the Mark Twain House.

(3) For the purposes of this table, "Fund Complex" includes all funds managed by ILIAC or its affiliated investment advisers.

(4) Ewald Kist, Chairman of the Executive Board for ING Groep N.V., ILIAC's ultimate parent company (through six tiers of subsidiary entities), sits on the board of directors for the International Insurance Society. Don Steward, CEO of Sun Life of Canada, ultimate parent company of Massachusetts Financial Services Company, a sub-adviser to the Portfolios, has held a seat on the board of directors for the International Insurance Society since July 13, 2003.

(5) Mr. McInerney is an "Interested Person," as defined by the Investment Company Act of 1940, because of his affiliation with ING Groep N.V., the ultimate parent corporation of the investment advisers and distributors to funds in the ING mutual fund complex.

(6) Mr. Turner is an "Interested Person," as defined by the Investment Company Act of 1940, because of his affiliation with ING Groep N.V., the ultimate parent corporation of the investment advisers and distributors to funds in the ING mutual fund complex.

HOW LONG WILL THE DIRECTORS SERVE ON THE BOARD?

      Directors generally hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. A Director may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the Fund.

DO THE DIRECTORS OR NOMINEES OWN SHARES OF THE PORTFOLIOS OR THE INVESTMENT ADVISER?

      To the best of the Fund's knowledge, as of October 22, 2004, no Director or Nominee owned 1% or more of the outstanding shares of any class of shares of the Fund, and the Directors and Nominees owned, as a group, less than 1% of the shares of each class of the Fund.

      The following table sets forth information regarding the dollar range of equity securities of the Fund and other investment companies within the ING family of investment companies beneficially owned by each Director as of September 30, 2004.

                                                                   AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES
                                                                OVERSEEN BY DIRECTOR OR NOMINEE
                                     DOLLAR RANGE OF EQUITY         IN FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE          SECURITIES IN THE FUND                COMPANIES
---------------------------          ----------------------                ---------
INDEPENDENT DIRECTORS

John V. Boyer                                  $0                              $0
J. Michael Earley                              $0                      $10,001 - $50,000
R. Barbara Gitenstein                          $0                      $10,001 - $50,000
Patrick Kenny                                  $0                              $0
Walter H. May                                  $0                        Over $100,000
Jock Patton                                    $0                        Over $100,000
David W. C. Putnam                             $0                        Over $100,000
Roger B. Vincent                               $0                        Over $100,000
Richard A. Wedemeyer                           $0                      $10,001 - $50,000

DIRECTORS WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney                            $0                        Over $100,000
John G. Turner                                 $0                        Over $100,000

      As of October 22, 2004, none of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), as such term is defined by the Investment Company Act of 1940 (the "1940 Act") or their immediate family members owned any shares of the Fund's investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies).

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE NOMINEES?

      Pursuant to the recommendation of the Fund's Nominating Committee, the Board has nominated a Consolidated Board consisting of eleven members (nine of whom would be Independent Directors) for overseeing other funds in the ING mutual fund complex ("ING Funds") and the Portfolios. The Board nominated all of the individuals who currently serve as Directors/Trustees of the

Unified Board and two of the individuals who currently serve as Directors of the Fund. Shareholder approval of the eleven Nominees is required because, under the 1940 Act, the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders.

            In order to facilitate the creation of the Consolidated Board, Mr. Richard A. Johnson, one of the three current members of the Board, is not standing for re-election. The Board has approved a one-time payment to Mr. Johnson of an amount equal to twice his current annual compensation payable by the Fund for attendance at the Fund's regular quarterly Board meetings and regularly scheduled committee meetings, plus the annual retainer and committee chair fees. In addition, the Board has agreed to provide coverage for Mr. Johnson under the Fund's directors and officers liability insurance policy for a period of five years after his retirement from the Board. It is anticipated that ILIAC and one or more of its affiliates will pay Mr. Johnson $180,000, representing the amount payable under the compensation arrangement, and will also pay the premium for his directors and officers liability insurance coverage.

      The Nominating Committee recommended each Nominee to the Board. The Board and its Nominating Committee met to discuss Board candidates and, after due consideration, recommend to shareholders the election of the Nominees listed above. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees. In particular, the Board and the Nominating Committee considered the background of the proposed and current Directors and representations from ING management concerning: the benefits of combining their expertise for purposes of overseeing the Portfolios from a complex-wide perspective; the benefits of bringing the collective knowledge and experience of the Consolidated Board to bear on compliance and governance issues; the improved relationship with senior management resulting from adding a top senior manager to the Board; and the broader regulatory perspective of the Consolidated Board.

      The Board and its Nominating Committee also considered representations from ING management concerning other benefits of consolidating the boards, including: improved efficiency of operations under one Board; increased efficiency across the ING Funds and the Portfolios; enhanced oversight of service providers; and standardization of policies. The Board and its Nominating Committee also noted that administrative efficiencies in fund governance may result from board consolidation, since having separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board and the Nominating Committee also considered representations from ING management that a consolidated board would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities.

      If the Nominees are elected to the Consolidated Board, the Nominees would serve on the Boards of Directors (or Trustees) of approximately 14 corporate (or trust) entities that constitute 143 mutual fund portfolios.

      If shareholders elect the Nominees, their compensation as a Director would be the same as that currently in effect, as discussed later in this Proxy Statement. The newly constituted Consolidated Board may choose to consider whether the compensation of the Directors should be changed after the Consolidated Board is seated.

      If elected by shareholders on the currently scheduled date of the Annual Meeting, the term of the new Directors of the Portfolios would begin on January 1, 2005.

WHAT ARE THE COMMITTEES OF THE BOARD?

      AUDIT COMMITTEE. The Board has an Audit Committee whose function is to oversee each Portfolio's accounting and financial reporting processes, internal controls, and the quality, objectivity and independent audit of the Fund's financial statements and to act as a liaison between the independent auditors and the Board. The Audit Committee currently consists of John V. Boyer, Richard
A. Johnson and Patrick Kenny, all of whom are considered Independent Directors. During the last year, the Committee held 5 meetings.

      VALUATION AND PROXY VOTING COMMITTEE. The Board has a Valuation and Proxy Voting Committee whose function is overseeing the determination of each Portfolio's net asset value and the calculation of the value of the assets held by each Portfolio, which determinations and calculations are made by the Fund's custodian and pricing agent. The Committee also reviews the determinations by the Fund's Pricing Committee of the fair market value of particular securities when market quotations are not readily available under circumstances set forth in the Fund's valuation procedures. Additionally, the Committee oversees the implementation of the Fund's proxy voting procedures and makes determinations with respect to the voting of proxies related to the assets in the Portfolios as specified in the proxy voting procedures. The Valuation and Proxy Voting Committee currently consists of three Independent Directors: John V. Boyer, Richard A. Johnson and Patrick Kenny. During the last year, the Committee held 5 meetings.

      NOMINATING COMMITTEE. The Nominating Committee operates pursuant to a Charter approved by the Board. The Charter sets forth the responsibilities of the Nominating Committee and is attached to this Proxy Statement as APPENDIX D. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met by the candidate. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

      The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as director: the individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

      The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

      The Nominating Committee currently consists of three Independent
Directors: John V. Boyer, Richard A. Johnson and Patrick Kenny. During the last year, the Committee held one meeting.

      CONTRACT COMMITTEE. The Board has a Contract Committee whose function is to review all investment advisory and related agreements as well as third party agreements, including the contracts for the provision of custodial, fund accounting, administrative and transfer agency services to the Fund. The Contract Committee currently consists of three Independent Directors: John V. Boyer, Richard A. Johnson and Patrick Kenny. During the last year, the Committee held one meeting.

      INVESTMENT REVIEW COMMITTEE. The Board has an Investment Review Committee whose function is to monitor and review the investment aspects of each Portfolio of the Fund. The Investment Review Committee currently consists of three Independent Directors: John V. Boyer, Richard A. Johnson and Patrick Kenny. During the last year, the Committee held 4 meetings.

      QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Board has a Qualified Legal Compliance Committee whose function is to receive, retain, consider and act upon reports of evidence of possible material violations of applicable U.S. federal and state securities laws, breaches of fiduciary duty arising under United States federal and state securities laws, breaches of fiduciary duty arising under United States federal or state law and similar violations of any United States federal or state law from attorneys covered by Section 307 of the Sarbanes-Oxley Act of 2002. The Qualified Legal Compliance Committee currently consists of three Independent Directors: John V. Boyer, Richard A. Johnson and Patrick Kenny. During the last year, the Committee held no meetings.

HOW OFTEN DOES THE BOARD MEET?

      The Board currently conducts regular meetings four times a year. The Audit, Valuation and Proxy Voting, and Investment Review Committees also meet regularly four times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During 2003, the Board held seven meetings, including regularly scheduled and special meetings. The Fund does not require attendance by Directors at annual meetings of shareholders. The Fund is not required to hold annual meetings and did not hold an annual shareholder meeting last year.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

      Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Director who is not also an officer of the Fund is compensated for his services according to a fee schedule. Each such Director receives a fee, which consists of an annual retainer component and a per-meeting fee component.

      Unless changed by the Consolidated Board, the Directors of the Portfolios will continue to be compensated under the arrangements that are currently in place. Each Portfolio pays each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mr. Boyer, as lead director, receives an annual retainer of $45,000); (ii) $5,000 for each in person meeting of the Board; (iii) $2,000 for attendance at any Committee meeting (except for the Contract Committee); (iv) $5,000 for attendance at a Contract Committee meeting; (v) $3,000 for each Committee Chair (except the Audit Committee); (vi) $5,000 for the Audit Committee Chair; (vii) $1,000 per telephonic meeting; and (viii) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets.

      The Directors who are "interested persons" of the Fund receive no compensation from the Fund.

      The following table has been provided to the Fund by ING Investments, LLC, Directed Services, Inc. and ILIAC, the investment advisers to the ING Funds and the Portfolios, respectively, and sets forth information regarding the compensation paid to the Nominees for the year ended December 31, 2003 for service on the Unified Board or the Board, as applicable.

                                                  PENSION OR
                                                  RETIREMENT                           TOTAL COMPENSATION
                               AGGREGATE       BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM THE FUND AND FUND
                           COMPENSATION FROM    AS PART OF FUND    BENEFITS UPON         COMPLEX PAID TO
NAME OF DIRECTOR/NOMINEE       THE FUND            EXPENSES        RETIREMENT(1)       DIRECTORS/NOMINEES
------------------------       --------            --------        -------------       ------------------
INDEPENDENT DIRECTORS/NOMINEES

John V. Boyer                 $ 58,125             N/A               N/A               $  58,125(2)
J. Michael Earley             $      0             N/A               N/A               $ 106,000(3)
R. Barbara Gitenstein         $      0             N/A               N/A               $  97,000(3)
Patrick Kenny                 $ 56,250             N/A               N/A               $  56,250(2)
Walter H. May                 $      0             N/A               N/A               $ 123,000(3)
Jock Patton                   $      0             N/A               N/A               $ 129,000(3)
David W.C. Putnam             $      0             N/A               N/A               $  92,000(3)
Roger B. Vincent(5)           $      0             N/A               N/A               $ 118,000(3)
Richard A. Wedemeyer(5)       $      0             N/A               N/A               $ 118,000(3)

DIRECTORS/NOMINEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)        $      0             N/A               N/A               $       0(3)
John G. Turner(4)             $      0             N/A               N/A               $       0(3)

(1) The ING Funds have adopted a retirement policy under which a director/trustee who has served as an Independent Director/Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.

(2)   Represents compensation from 21 funds.

(3)   Represents compensation from 117 funds.

(4) An "Interested Person," as defined by the Investment Company Act of 1940, because of his affiliation with ING Groep N.V., the ultimate parent corporation of the investment advisers and distributors to the ING Funds.

(5) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the Board.

WHO ARE THE OFFICERS OF THE FUND?

      The Fund's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

                           POSITIONS      TERM OF OFFICE AND
                           HELD WITH        LENGTH OF TIME            PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH     THE FUND         TIME SERVED (1)          DURING THE LAST FIVE YEARS
----------------------     --------         ---------------          --------------------------
JAMES M. HENNESSY        President and   08/08/2003 - Present     President and Chief Executive
                         Chief                                    Officer, ING Investments, LLC(2)
Date of Birth:           Executive                                and certain of its affiliates
04/09/1949               Officer                                  (December 2000 - Present).
                                                                  Formerly, Senior Executive Vice
                                                                  President and Chief Operating
                                                                  Officer, ING Investments, LLC(2)
                                                                  and certain of its affiliates
                                                                  (April 1995 - December 2000);
                                                                  Executive Vice President, ING
                                                                  Investments, LLC(2) and certain of
                                                                  its affiliates (May 1998 - June
                                                                  2000).

LAURIE M. TILLINGHAST    Vice President  08/08/2003 - Present     Vice President, ING Life
                                                                  Insurance and Annuity Company
Date of Birth:                                                    (1998 - Present); Vice
5/15/1962                                                         President, Aetna Retirement
                                                                  Services, Fund Strategy and
                                                                  Management (1995 - 1998).
                                                                  Formerly, Director and
                                                                  President, ING Partners, Inc.
                                                                  (November 1997 - May 2003).

MICHAEL J. ROLAND        Chief           08/08/2003 - Present     Executive Vice President, Chief
                         Financial                                Financial Officer and Treasurer,
Date of Birth:           Officer and                              ING Investments, LLC(2) and
05/30/1958               Treasurer                                certain of its affiliates
                                                                  (December 2001 - Present).
                                                                  Formerly, Senior Vice President,
                                                                  ING Investments, LLC(2) and
                                                                  certain of its affiliates (June
                                                                  1998 - December 2001).

JEFFREY J. GABOURY       Assistant       08/08/2003 - Present     Director, Reporting and
                         Treasurer                                Compliance, Investors Bank &
Date of Birth:                                                    Trust Company (1996 - Present).
10/28/1963

                           POSITIONS      TERM OF OFFICE AND
                           HELD WITH       LENGTH OF TIME            PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH     THE FUND        TIME SERVED (1)          DURING THE LAST FIVE YEARS
----------------------     --------        ---------------          --------------------------
TODD MODIC               Assistant       08/08/2003 - Present     Vice President of Financial
                         Treasurer                                Reporting - Fund Accounting of
Date of Birth:                                                    ING Fund Services, LLC(3)
11/03/1967                                                        (September 2002 - Present).
                                                                  Formerly, Director of Financial
                                                                  Reporting, ING Investments, LLC(2)
                                                                  (March 2001 - September 2002);
                                                                  Director of Financial Reporting,
                                                                  Axient Communications, Inc. (May
                                                                  2000 - January 2001); and Director
                                                                  of Finance, Rural/Metro
                                                                  Corporation (March 1995 - May
                                                                  2000).

MARIA M. ANDERSON        Assistant       02/04/2004 - Present     Vice President of ING Funds
                         Treasurer                                Services, LLC(3) (September 2004
Date of Birth:                                                    - Present). Formerly, Assistant
05/29/1958                                                        Vice President of ING Funds
                                                                  Services, LLC(3) (October 2001 -
                                                                  September 2004); Manager of Fund
                                                                  Accounting and Compliance, ING
                                                                  Investments, LLC(2) (September
                                                                  1999 - October 2001).

HUEY P. FALGOUT, JR.     Secretary       08/13/2004 - Present     Chief Counsel, ING Americas,
                                                                  U.S. Legal Services (September
Date of Birth:                                                    2003 - Present).  Formerly,
11/15/1963                                                        Counsel, ING Americas, U.S.
                                                                  Legal Services (November 2002 -
                                                                  September 2003); Associate General
                                                                  Counsel, AIG American General
                                                                  (January 1999 - November 2002).

                           POSITIONS     TERM OF OFFICE AND
                           HELD WITH       LENGTH OF TIME              PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH     THE FUND        TIME SERVED (1)           DURING THE LAST FIVE YEARS
----------------------     --------        ---------------           --------------------------
THERESA K. KELETY        Assistant       08/13/2004 - Present     Counsel, ING Americas, U.S.
                         Secretary                                Legal Services (April 2003 -
Date of Birth:                                                    Present). Formerly, Senior
02/28/1963                                                        Associate with Shearman &
                                                                  Sterling (February 2000 - April
                                                                  2003); and Associate with
                                                                  Sutherland Asbill & Brennan (1996
                                                                  - February 2000).

ROBIN R. NESBITT         Assistant       08/13/2004 - Present     Supervisor, Board Operations,
                         Secretary                                ING Funds Services, LLC(3)
Date of Birth:                                                    (August 2003 - Present).
09/30/1973                                                        Formerly, Senior Legal Analyst,
                                                                  ING Funds Services, LLC(3) (August
                                                                  2002 - August 2003); Associate,
                                                                  PricewaterhouseCoopers (January
                                                                  2001 - August 2001); and
                                                                  Paralegal, McManis, Faulkner &
                                                                  Morgan (May 2000 - December 2000).

JOHN M. DELPRETE         Assistant       08/08/2003 - Present     Senior Associate Counsel, Legal
                         Secretary                                Administration, Investors Bank &
Date of Birth:                                                    Trust Company (1997 - Present).
06/20/1968

(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

      The Portfolios do not pay their officers for the services they provide to the Portfolios. Instead, the officers, who are also officers or employees of the investment adviser or its affiliates, are compensated by the investment adviser or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON THE PROPOSAL?

      The Board unanimously recommends that shareholders vote "FOR" the election of each of the Nominees to the Board of the Fund subject to their terms commencing and continuing as described above. If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

WHO ARE THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS?

      The accounting firm of KPMG currently serves as the independent registered public accounting firm for the Fund. The Board has selected KPMG as the independent registered public accounting firm to examine and report on the financial statements of the Fund for the fiscal year ending December 31, 2004.

      The following table shows fees paid to KPMG for professional audit services during the Fund's most recent fiscal years ended December 31, 2002 and December 31, 2003, as well as fees billed for other services rendered by KPMG to the Fund.

                                        2002                    2003
                                        ----                    ----
Audit Fees (1)                       $  206,750              $  213,900
Audit-Related Fees (2)               $        0              $        0
Tax Fees (3)                         $   57,750              $   48,900
All Other Fees (4)                   $        0              $        0

----------
(1) Audit fees consist of fees billed for professional services rendered for the audit of the Fund's year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2) Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4) All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

      The aggregate non-audit fees billed by KPMG for services rendered to the Fund, ILIAC, and any entity controlling, controlled by, or under common control with ILIAC that provides ongoing services to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003 were $428,518 and $389,773, respectively.

      All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to ILIAC or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time between Board meetings, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

      The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Fund, ILIAC and all entities controlling, controlled by, or under common control with ILIAC that provide services to the Fund is compatible with maintaining the independence of KPMG.

      KPMG has advised the Fund that neither KPMG nor any of its partners have any direct or material indirect financial interest in the Fund. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

      The Board has named Huey P. Falgout, Secretary of the Fund, and Theresa K. Kelety, Assistant Secretary of the Fund, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Voting Instruction Card but do not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE ANNUAL MEETING?

      If any other matter is properly presented, your proxies will vote in accordance with their best judgment including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      If you attend the Annual Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

      Each full share of each class of the Portfolios is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shareholders of the Portfolios at the close of business on the Record Date will be entitled to be present and to give voting instructions for a Portfolio at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. APPENDIX A sets forth the number of shares of each class of the Portfolios issued and outstanding as of the Record Date. A majority of the outstanding shares of the Portfolios on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

Shares of the Portfolios may be held by affiliates of ILIAC in various capacities and will be voted in the following manner:

      Shares of the Portfolios held of record by an ING affiliate as trustee or custodian in connection with certain Qualified Plans will only be voted in accordance with actual instructions received from such Qualified Plan or, under some plans, its participants.

      With respect to shares of a Portfolio held by an affiliated Insurance Company in connection with the Insurance Company's Variable Contracts, this Proxy Statement is used to solicit instruction for voting shares of the Portfolio relating to such Variable Contract Holders' interests in the Portfolio. An Insurance Company will vote shares of a Portfolio held by its Separate Accounts in accordance with instructions received from Variable Contract Holders. If a Variable Contract Holder executes and returns a Voting Instruction Card but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposal. An Insurance Company generally will also vote shares of the Portfolios held in SEC-registered Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held in the Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Accounts for which it receives instructions.

      Shares of the Portfolios owned beneficially by ILIAC or an affiliate as an initial capital investment in the Portfolio if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such company's Separate Accounts in the aggregate.

      If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this proxy statement prior to any adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

      The Fund expects that, before the Annual Meeting, broker-dealer firms holding shares of the Portfolios in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, such as the Proposal, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

WHO ARE THE SERVICE PROVIDERS TO THE FUND?

      ILIAC serves as the investment adviser to the Fund. ILIAC is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. ILIAC serves as the investment adviser for every Portfolio of the Fund. As of December 31, 2003, the Adviser managed over $3.5 billion in registered investment company assets. ILIAC is an indirect, wholly owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep's address is Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, Netherlands.

      ING Funds Services, LLC ("ING Funds Services"), an affiliate of ILIAC, serves as the administrator to the Fund and is responsible for the supervision of the Fund's other service providers. For the fiscal year ended December 31, 2003, ING Funds Services was paid $739,733.

      ING Financial Advisers, LLC ("ING Financial Advisers"), a subsidiary of ILIAC and indirect, wholly-owned subsidiary of ING Groep N.V., serves as the principal underwriter to the Fund. For the fiscal year ended December 31, 2003, ING Financial Advisers was paid $593,770. ING Funds Services has its principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      ING Financial Advisers' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

      Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the sub-administrator to the Fund and assists in providing administrative services to the Portfolios.

WHO PAYS FOR THIS PROXY SOLICITATION?

      ILIAC and one or more of its affiliates will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Annual Meeting, including the printing, mailing, vote tabulation expenses, legal fees, solicitation fees and out-of-pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT OR SEND COMMUNICATIONS TO THE BOARD?

      The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

      Shareholders may send other communications to the Board of Directors, a Committee thereof, or an individual Director. Such communications should be sent to the Fund's Secretary at the address on the front of this Proxy Statement.

                                   APPENDIX A

               NUMBER OF SHARES OUTSTANDING AS OF OCTOBER 4, 2004

PORTFOLIO                                                       SHARES OUTSTANDING
---------                                                       ------------------
ING AELTUS ENHANCED INDEX PORTFOLIO
         Initial Class                                            469,382.573
         Adviser Class                                            416,558.439
         Service Class                                          4,670,064.238
ING AMERICAN CENTURY SELECT PORTFOLIO (FORMERLY, ING
ALGER GROWTH PORTFOLIO)
         Initial Class                                            128,670.752
         Adviser Class                                            364,751.236
         Service Class                                          4,945,936.444
ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
         Initial Class                                          1,610,066.149
         Adviser Class                                            365,918.264
         Service Class                                          2,815,930.045
ING BARON SMALL CAP GROWTH PORTFOLIO
         Initial Class                                          1,719,002.613
         Adviser Class                                            841,491.483
         Service Class                                          6,133,185.310
ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
         Initial Class                                            177,471.311
         Adviser Class                                            536,418.948
         Service Class                                          7,920,138.516
ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
         Initial Class                                                105.215
         Adviser Class                                              3,780.559
         Service Class                                          8,427,034.484
ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
         Initial Class                                         30,940,718.730
         Adviser Class                                            162,795.669
         Service Class                                         10,911,747.030
ING JPMORGAN MID CAP VALUE PORTFOLIO
         Initial Class                                          2,662,127.076
         Adviser Class                                            265,436.969
         Service Class                                          2,898,895.264
ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
         Initial Class                                          9,142,765.735
         Adviser Class                                              6,516.251
         Service Class                                             16,510.579

PORTFOLIO                                                       SHARES OUTSTANDING
---------                                                       ------------------
ING OPCAP BALANCED VALUE PORTFOLIO
         Initial Class                                            269,221.601
         Adviser Class                                            275,408.904
         Service Class                                         12,094,376.590
ING OPPENHEIMER GLOBAL PORTFOLIO (FORMERLY, ING MFS
GLOBAL GROWTH PORTFOLIO)
         Initial Class                                             64,911.658
         Adviser Class                                             88,484.538
         Service Class                                          1,411,262.152
ING PIMCO TOTAL RETURN PORTFOLIO
         Initial Class                                          6,515,648.401
         Adviser Class                                          2,895,467.112
         Service Class                                          5,850,608.203
ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
         Initial Class                                         15,421,446.690
         Adviser Class                                             77,713.647
         Service Class                                          5,624,316.981
ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
         Initial Class                                            182,068.996
         Adviser Class                                            363,570.492
         Service Class                                          3,352,471.691
ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
         Initial Class                                            207,648.172
         Adviser Class                                            612,341.151
         Service Class                                          4,871,566.426
ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
(FORMERLY, ING ALGER CAPITAL APPRECIATION PORTFOLIO)
         Initial Class                                                105.387
         Adviser Class                                          3,521,756.848
         Service Class                                                105.407
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
(FORMERLY, ING ALGER AGGRESSIVE GROWTH PORTFOLIO)
         Initial Class
         Adviser Class                                          5,280,680.286
         Service Class                                         11,655,975.050
                                                                3,989,886.129
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
         Initial Class                                         16,728,539.970
         Adviser Class                                          1,638,605.683
         Service Class                                            370,328.739

PORTFOLIO                                                       SHARES OUTSTANDING
---------                                                       ------------------
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
         Initial Class                                         32,077,179.160
         Adviser Class                                              5,480.885
         Service Class                                            230,535.679
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (FORMERLY, ING
UBS U.S. ALLOCATION PORTFOLIO)
         Initial Class                                            134,140.283
         Adviser Class                                             34,057.783
         Service Class                                            588,342.734
ING VAN KAMPEN COMSTOCK PORTFOLIO
         Initial Class                                          5,007,440.675
         Adviser Class                                            971,318.236
         Service Class                                         19,007,071.739

                      (This page intentionally left blank)

                                   APPENDIX B

          BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF A PORTFOLIO
                             AS OF OCTOBER 22, 2004

                                                          PERCENT OF CLASS    PERCENT
                             NAME AND ADDRESS OF             AND TYPE OF         OF
PORTFOLIO NAME AND CLASS         SHAREHOLDER                  OWNERSHIP      PORTFOLIO
--------------------------   --------------------------   ------------------ ----------
ING Aeltus Enhanced          Frch Design Worldwide             37.42%,         2.81%
Index Portfolio, Adviser     Kristi Ward                   Beneficial Owner
Class                        311 Elm Street
                             Cincinnati, OH 45202

ING Aeltus Enhanced          Trs Of Execustaff Hr 401k          26.95%,         2.02%
Index Portfolio, Adviser     Plan                         Beneficial Owner
Class                        Attn: Susan Jochheim
                             991 W Hedding St Ste 201
                             San Jose, CA 95126

ING Aeltus Enhanced Index    Trs Of BVA 401k                     9.18%,         0.69%
Portfolio, Adviser Class     Retirement Plan              Beneficial Owner
                             Attn: Barbara Johnston
                             Brown
                             198 Cirby Way Ste 170
                             Roseville, CA 95678

ING Aeltus Enhanced Index    Trs Of Naturwood Furniture          6.95%,         0.52%
Portfolio, Adviser Class     401k                         Beneficial Owner
                             Attn: Lisa Keyes Chord
                             2711 Mercantile Drive
                             Rancho Cordova, CA 95742

ING Aeltus Enhanced Index    Shields Health Care Group          42.50%,         2.72%
Portfolio, Initial Class     Paula Bigelow                Beneficial Owner
                             365 R. Westgate Drive
                             Brockton, MA 02301

ING Aeltus Enhanced Index    Krauss-Maffei Corporation          32.19%,         3.59%
Portfolio, Initial Class     Cindy Sellers                Beneficial Owner
                             7095 Industrial Road
                             Florence, KY 41042

ING Aeltus Enhanced Index    Trs Of Kelly Brothers               6.48%,         0.55%
Portfolio, Initial Class     Lumber Ret Plan              Beneficial Owner
                             Attn: Steve Kelly
                             Latonia Ave & 35th St
                             Po Box 15073
                             Covington, KY 41015

ING Aeltus Enhanced Index    Space Gateway Support, Inc.         8.99%,         7.56%
Portfolio, Service Class     Gae Millerberg               Beneficial Owner
                             860 East 4500 South
                             Salt Lake City, UT 84107

                                                          PERCENT OF CLASS      PERCENT
                             NAME AND ADDRESS OF             AND TYPE OF           OF
PORTFOLIO NAME AND CLASS         SHAREHOLDER                  OWNERSHIP        PORTFOLIO
--------------------------   --------------------------   ------------------   ----------
ING Aeltus Enhanced Index    Societe Generale                    5.59%,           4.70%
Portfolio, Service Class     Mark Moynahan                Beneficial Owner
                             1221 Ave Of The Americas
                             New York, NY 10020

ING T.Rowe Price Growth      Space Gateway Support, Inc.        12.28%,           6.84%
Equity Portfolio             Gae Millerberg               Beneficial Owner
(formerly, ING Alger         860 East 4500 South
Aggressive Growth            Salt Lake City, UT 84107
Portfolio), Adviser Class

ING T.Rowe Price Growth      Societe Generale                   12.09%,           6.73%
Equity Portfolio             Mark Moynahan                Beneficial Owner
(formerly, ING Alger         1221 Ave Of The Americas
Aggressive Growth            New York, NY 10020
Portfolio), Adviser Class

ING T.Rowe Price Growth      State Of Kansas Def Comp           49.42%,          12.47%
Equity Portfolio             Plan                         Beneficial Owner
(formerly, ING Alger         212 SW 8th Ave Ste 100
Aggressive Growth            Topeka, KS 66603
Portfolio), Initial Class

ING T.Rowe Price Growth      City Of Kansas City                12.41%,           3.13%
Equity Portfolio             Missouri                     Beneficial Owner
(formerly, ING Alger         Attn: Rick Boersma
Aggressive Growth            414 E 12th St
Portfolio), Initial Class    Kansas City, MO 64106

ING T.Rowe Price Growth      City Of San Jose                   10.97%,           2.77%
Equity Portfolio             Dorothy Atchison             Beneficial Owner
(formerly, ING Alger         ING
Aggressive Growth            151 Farmington Ave
Portfolio), Initial Class    Hartford, CT 06156

ING T.Rowe Price Growth      State Of Maine                      5.10%,           1.29%
Equity Portfolio             Employee Health & Benefits   Beneficial Owner
(formerly, ING Alger         Attn Terry Meehan
Aggressive Growth            114 State House St A
Portfolio), Initial Class    Augusta, ME 04333

ING T.Rowe Price Growth      Trustees Of The City &             52.72%,           9.87%
Equity Portfolio             County Dept Of Budget &      Beneficial Owner
(formerly, ING Alger         Fiscal Serv Of Honolulu
Aggressive Growth            530 S King St Rm 208
Portfolio), Service Class    Honolulu, HI 96813

                                                          PERCENT OF CLASS      PERCENT
                             NAME AND ADDRESS OF             AND TYPE OF           OF
PORTFOLIO NAME AND CLASS         SHAREHOLDER                  OWNERSHIP        PORTFOLIO
--------------------------   --------------------------   ------------------   ----------
ING Salomon Brothers         Societe Generale                   11.24%,          11.24%
Large Cap Growth             Mark Moynahan                Beneficial Owner
Portfolio  (formerly, ING    1221 Ave Of The Americas
Alger Capital                New York, NY 10020
Appreciation Portfolio),
Adviser Class

ING Salomon Brothers         Three Rivers Aluminum               7.04%,           7.04%
Large Cap Growth             Company                      Beneficial Owner
Portfolio  (formerly, ING    Tracey L. Frazier
Alger Capital                71 Progress Avenue
Appreciation Portfolio),     Cranberry Twship, PA 16066
Adviser Class

ING American Century         Societe Generale                   28.02%,          25.47%
Select Portfolio             Mark Moynahan                Beneficial Owner
(formerly, ING Alger         1221 Ave Of The Americas
Growth Portfolio),           New York, NY 10020
Adviser Class

ING American Century         Kyla M. Keck, CEBS, QPA,            9.66%,           8.79%
Select Portfolio             QKA                          Beneficial Owner
(formerly, ING Alger         Macy Montgomery
Growth Portfolio),           St. Mary's Health System
Adviser Class                900 E. Oak Hill Avenue
                             Knoxville, TN 37917

ING American Century         Lee Davis Medical                  19.46%,           0.46%
Select Portfolio             Associates, PC               Beneficial Owner
(formerly, ING Alger         Yvonne Childers
Growth Portfolio),           7041 Lee Park Road
Initial Class                Mechanicsville, VA 23111

ING American Century         Detroit Switch, Inc.               18.78%,           0.44%
Select Portfolio             Greg Stein                   Beneficial Owner
(formerly, ING Alger         1025-33 Beaver Avenue
Growth Portfolio),           Pittsburgh, PA 15233
Initial Class

ING American Century         Trs Of Aurora Technology           12.00%,           0.28%
Select Portfolio             Inc                          Beneficial Owner
(formerly, ING Alger         401k PSP
Growth Portfolio),           Attn: Dina Stultz
Initial Class                19 Industrial Dr
                             Pacific, MO 63069

ING American Century         CMT Sporting Goods Co.,             9.16%,           0.22%
Select Portfolio             Inc.                         Beneficial Owner
(formerly, ING Alger         Cary Mangus
Growth Portfolio),           3473 Brandon Ave SW
Initial Class                Roannoke, VA 24018

                                                          PERCENT OF CLASS      PERCENT
                             NAME AND ADDRESS OF             AND TYPE OF           OF
PORTFOLIO NAME AND CLASS         SHAREHOLDER                  OWNERSHIP        PORTFOLIO
--------------------------   --------------------------   ------------------   ----------
ING American Century         Allee King Rosen & Fleming         18.63%,           1.51%
Small Cap Value              Beneficial Owner
Portfolio, Adviser Class     Steven Krivitzky
                             116 East 27th Street, 7th
                             Floor
                             New York, NY 10016

ING American Century         National Material, L.P.             7.54%,           0.77%
Small Cap Value              Jeanette Lipecki             Beneficial Owner
Portfolio, Adviser Class     1965 Pratt Boulevard
                             Elk Grove Village, IL 60007

ING American Century         Heart Clinic Arkansas, P.A.         9.52%,           0.61%
Small Cap Value              Marcia Atkinson              Beneficial Owner
Portfolio, Adviser Class     10100 Kanis Rd.
                             Little Rock, AR 72205

ING American Century         Descartes Systems (USA),            5.85%,           0.47%
Small Cap Value              Inc.                         Beneficial Owner
Portfolio, Adviser Class     Deborah Thornhill
                             120 Randall Drive
                             Waterloo Ontario N2V 1C6,

ING American Century         SG Cowen Securities Corp            9.16%,           5.09%
Small Cap Value              Deborah Virella              Beneficial Owner
Portfolio, Service Class     1221 Avenue Of The
                             Americas
                             New York, NY 10020

ING Baron Small Cap          National Material, L.P.            18.08%,           1.75%
Growth Portfolio, Adviser    Jeanette Lipecki             Beneficial Owner
Class                        1965 Pratt Boulevard
                             Elk Grove Village, IL 60007

ING Baron Small Cap          The Bakersfield Californian        16.96%,           1.64%
Growth Portfolio, Adviser    Shanan Mallard               Beneficial Owner
Class                        1701 Eye Street
                             Bakersfield, CA 93380

ING Baron Small Cap          TP Mechanical Contractors,          8.65%,           0.84%
Growth Portfolio, Adviser    Inc                          Beneficial Owner
Class                        Rhea Kimball
                             2105 Schappelle Lane
                             Cincinnati, OH 45240

ING Baron Small Cap          Donatelle Platics                   8.21%,           0.79%
Growth Portfolio, Adviser    Incorporated                 Beneficial Owner
Class                        Brenda Donato
                             501 County Road E-2
                             Extension
                             New Brighton, MN 55112

                                                         PERCENT OF CLASS      PERCENT
                            NAME AND ADDRESS OF             AND TYPE OF           OF
PORTFOLIO NAME AND CLASS        SHAREHOLDER                  OWNERSHIP        PORTFOLIO
--------------------------  --------------------------   ------------------   ----------
ING Baron Small Cap         SKD Automotive Group,               6.89%,           0.67%
Growth Portfolio, Adviser   L.P.                         Beneficial Owner
Class                       Ross Pechta
                            SKD - Jonesville Division
                            260 Gaige St
                            Jonesville, MI 49250

ING Baron Small Cap         Rippe & Kingston Co., PSC           5.90%,           0.57%
Growth Portfolio, Adviser   Jan Dossman                  Beneficial Owner
Class                       1077 Celestial Street
                            Cincinnati, OH 45202

ING Baron Small Cap         City Of El Paso                     6.23%,           1.23%
Growth Portfolio, Initial   Irene Morales                Beneficial Owner
Class                       2 Civic Center Plaza
                            El Paso, TX 79901

ING Baron Small Cap         IDT Corporation                     5.29%,           1.05%
Growth Portfolio, Initial   Shari Gordon                 Beneficial Owner
Class                       9th Floor 520 Broad Street
                            Newark, NJ 07102

ING Baron Small Cap         Space Gateway Support, Inc  .       5.07%,           3.52%
Growth Portfolio, Service   Gae Millerberg               Beneficial Owner
Class                       860 East 4500 South
                            Salt Lake City, UT 84107

ING Goldman Sachs(R)        Marketsmart, Inc.                  14.85%,           0.31%
Capital Growth Portfolio,   Jennifer Ludwig              Beneficial Owner
Initial Class               6900 Koll Center Parkway
                            Pleasanton, CA 94566

ING Goldman Sachs(R)        Trs Of Feldman Bros Elect          14.57%,           0.30%
Capital Growth Portfolio,   Supply Co PSP                Beneficial Owner
Initial Class               Attn: Charles Feldman
                            610 East 32nd St
                            Paterson, NJ 7513

ING Goldman Sachs(R)        Trs Of Eastern Metal USA           10.36%,           0.21%
Capital Growth Portfolio,   Sign                         Beneficial Owner
Initial Class               401k Plan
                            Attn: Pamela J Goldsmith
                            1430 Sullivan St
                            Elmira NY, 14901

ING Goldman Sachs(R)        Trs Of Pine State Elevator          8.44%,           0.17%
Capital Growth Portfolio,   MPPP                         Beneficial Owner
Initial Class               230 Anderson St
                            Portland, ME 04101

                                                         PERCENT OF CLASS     PERCENT
                             NAME AND ADDRESS OF            AND TYPE OF          OF
PORTFOLIO NAME AND CLASS         SHAREHOLDER                 OWNERSHIP       PORTFOLIO
--------------------------   --------------------------  ------------------  ----------
ING Goldman Sachs(R)         Stewart Estes & Donnell            8.27%,          0.17%
Capital Growth Portfolio,    Retirement Plan             Beneficial Owner
Initial Class                Attn: Thomas Donnell
                             424 Church St Fl 14
                             Nashville, TN 37219

ING Goldman Sachs(R)         Trs Of Zogg Insurance              5.51%,          0.11%
Capital Growth Portfolio,    Service                     Beneficial Owner
Initial Class                401k Plan Attn: Jack Zogg
                             5016 McKinney Ave
                             Dallas, TX 75205

ING Goldman Sachs(R)         Klamath Ophthalmology,             5.47%,          0.11%
Capital Growth Portfolio,    P.C.                        Beneficial Owner
Initial Class                Lynn Armstrong
                             2640 Biehn Street
                             Klamath Falls, OR 97601

ING Goldman Sachs(R)         Trs Of Stubbs & Perdue Pa          5.09%,          0.10%
Capital Growth Portfolio,    401k Ps Plan                Beneficial Owner
Initial Class                Attn: Marianne H Phillips
                             Po Box 1654
                             New Bern, NC 28563

ING Goldman Sachs(R)         Roquette America, Inc.            16.23%,         14.89%
Capital Growth Portfolio,    Carol Neal-McCall           Beneficial Owner
Service Class                1417 Exchange Street
                             Keokuk, IA 52632

ING Goldman Sachs(R)         Maersk Inc.                       13.01%,         11.94%
Capital Growth Portfolio,    Tom Steckel                 Beneficial Owner
Service Class                2 Giralda Farms Madison
                             Avenue
                             Madison, NJ 07940

ING Goldman Sachs(R)Core     Trs Of Ow Slane Glass Co          73.89%,          0.03%
Equity Portfolio, Adviser    Inc Retirement              Beneficial Owner
Class                        Attn: Thomas A Slane
                             606 Meacham Rd
                             Statesville, NC 28677

ING Goldman Sachs(R)Core     Trs Of Peripheral Vascular        26.11%,          0.01%
Equity Portfolio, Adviser    Assoc Pa 401k               Beneficial Owner
Class                        Attn: Veronica Weaver
                             999 East Basse #116
                             San Antonio, TX 78209

ING Goldman Sachs(R)Core     Maersk Inc.                       35.84%,         35.83%
Equity Portfolio, Service    Tom Steckel                 Beneficial Owner
Class                        2 Giralda Farms Madison
                             Avenue
                             Madison, NJ 07940

                                                          PERCENT OF CLASS     PERCENT
                             NAME AND ADDRESS OF             AND TYPE OF          OF
PORTFOLIO NAME AND CLASS         SHAREHOLDER                  OWNERSHIP       PORTFOLIO
--------------------------   --------------------------   ------------------  ----------
ING Goldman Sachs(R)Core     Harding Service LLC                11.91%,         11.90%
Equity Portfolio, Service    J. Douglas Smith             Beneficial Owner
Class                        330 South Street
                             Morristown, NJ 07960

ING Goldman Sachs(R)Core     Societe Generale                    7.46%,          7.46%
Equity Portfolio, Service    Mark Moynahan                Beneficial Owner
Class                        1221 Ave Of The Americas
                             New York, NY 10020

ING JPMorgan                 Karl Storz Imaging, Inc.           31.87%,          0.15%
International Portfolio,     Ken Lavoy                    Beneficial Owner
Adviser Class                175 Cremona Drive
                             Goleta, CA 93117

ING JPMorgan                 Trs Of Florida Blood               22.74%,          0.11%
International Portfolio,     Services Retirement          Beneficial Owner
Adviser Class                Attn: Michael V Calderone
                             10100 9th Street North
                             Saint Petersburg, FL 33716

ING JPMorgan                 Trs Of Execustaff Hr 401k          20.15%,          0.10%
International Portfolio,     Plan                         Beneficial Owner
Adviser Class                Attn: Susan Jochheim
                             991 W Hedding St Ste 201
                             San Jose, CA 95126

ING JPMorgan                 The Ohio & Michigan Paper          13.91%,          0.07%
International Portfolio,     Co.                          Beneficial Owner
Adviser Class                Robert S. Fronk
                             Po Box 621
                             Toledo, OH 43697

ING JPMorgan Mid Cap         Jabil Circuit, Inc.                16.74%,          0.80%
Value Portfolio, Adviser     Patty Zanghi                 Beneficial Owner
Class                        10560 Dr. Mlk Jr. Street
                             North
                             St. Petersburg, FL 33716

ING JPMorgan Mid Cap         National Galvanizing, L.P.          6.40%,          0.31%
Value Portfolio, Adviser     Becky Riley                  Beneficial Owner
Class                        1500 Telb Road
                             Monroe, MI 48162

ING JPMorgan Mid Cap         Descartes Systems (USA),            5.93%,          0.28%
Value Portfolio, Adviser     Inc. Deborah Thornhill       Beneficial Owner
Class                        120 Randall Drive
                             Waterloo Ontario N2V 1C6,

                                                         PERCENT OF CLASS     PERCENT
                            NAME AND ADDRESS OF             AND TYPE OF          OF
PORTFOLIO NAME AND CLASS        SHAREHOLDER                  OWNERSHIP       PORTFOLIO
--------------------------  --------------------------   ------------------  ----------
ING JPMorgan Mid Cap        Primesource Building               11.40%,          3.73%
Value Portfolio, Initial    Products                     Beneficial Owner
Class                       Rose Rush
                            2115 Eash Belt Line Road
                            Carrollton, TX 75006

ING JPMorgan Mid Cap        City Of Mesa                        7.58%,          1.85%
Value Portfolio, Service    Attn: Jane Boyd Finance      Beneficial Owner
Class                       Dept
                            20 E Main St Ste 350
                            Mesa, AZ 85201

ING MFS Capital             Trs Of Mascon Inc Profit           26.59%,          0.02%
Opportunities Portfolio,    Sharing 401k Pl              Beneficial Owner
Adviser Class               Attn: Jeannie Chen
                            5 Commonwealth Avenue
                            Woburn, MA 01801

ING MFS Capital             Regailo, Alissa                    15.45%,          0.01%
Opportunities Portfolio,    8342 N Trumbull                 Shareholder
Adviser Class               Skokie, IL 60076

ING MFS Capital             Trs S Strock & Co Inc 401k          5.77%,          0.00%
Opportunities Portfolio,    New England Produce          Beneficial Owner
Adviser Class               Center
                            Attn: Bruce Strock
                            Po Box 6113
                            Chelsea, MA 02150

ING MFS Capital             Tricarico, Elaine                   5.62%,          0.00%
Opportunities Portfolio,    64 Alexander Ct                 Shareholder
Adviser Class               Newtown, PA 18940

ING MFS Capital             Jones, Patricia C                   5.60%,          0.00%
Opportunities Portfolio,    5244 Ditman St                  Shareholder
Adviser Class               Philadelphia, PA 19124

ING Oppenheimer Global      SKD Automotive Group,              36.02%,          5.55%
Portfolio (formerly, ING    L.P.                         Beneficial Owner
MFS Global Growth           Ross Pechta
Portfolio), Adviser Class   SKD - Jonesville Division
                            260 Gaige St
                            Jonesville, MI 49250

ING Oppenheimer Global      National Material, L.P.            14.52%,          2.24%
Portfolio (formerly, ING    Jeanette Lipecki             Beneficial Owner
MFS Global Growth           1965 Pratt Boulevard
Portfolio), Adviser Class   Elk Grove Village, IL 60007

                                                         PERCENT OF CLASS      PERCENT
                            NAME AND ADDRESS OF             AND TYPE OF           OF
PORTFOLIO NAME AND CLASS        SHAREHOLDER                  OWNERSHIP        PORTFOLIO
--------------------------  --------------------------   ------------------   ----------
ING Oppenheimer Global      Trs Of Putnam Automotive           10.39%,           1.60%
Portfolio (formerly, ING    401k Plan                    Beneficial Owner
MFS Global Growth           Attn: Kathy Soler
Portfolio), Adviser Class   3 California Dr
                            Burlingame, CA 94010

ING Oppenheimer Global      Trs Of Putnam Buick Inc             9.13%,           1.41%
Portfolio (formerly, ING    DBA Putnam Pontiac           Beneficial Owner
MFS Global Growth           Attn: Kathy Soler
Portfolio), Adviser Class   3 California Street
                            Burlingame, CA 94010

ING Oppenheimer Global      Trs Of Katonah Medical Grp          7.11%,           1.09%
Portfolio (formerly, ING    Pc Incentive                 Beneficial Owner
MFS Global Growth           Attn: Richard Amodeo
Portfolio), Adviser Class   111 Bedford Road
                            Katonah, NY 10536

ING Oppenheimer Global      Trs Of J & M Motors Inc             6.27%,           0.97%
Portfolio (formerly, ING    DBA Putnam Toyota            Beneficial Owner
MFS Global Growth           Attn: Kathy Soler
Portfolio), Adviser Class   3 California Street
                            Burlingame, CA 94010

ING Oppenheimer Global      Diane Grimshaw                      6.71%,           0.76%
Portfolio (formerly, ING    Whc 71 Box 98                   Shareholder
MFS Global Growth           Taos, NM 87571
Portfolio), Initial Class

ING Oppenheimer Global      Levin Management                   16.67%,           5.90%
Portfolio (formerly, ING    Corporation                  Beneficial Owner
MFS Global Growth           Harold J. Harris
Portfolio), Service Class   P.O. Box 326
                            Plainfield, NJ 07061

ING OpCap Balanced Value    National Material, L.P.            34.41%,           0.75%
Portfolio, Adviser Class    Jeanette Lipecki             Beneficial Owner
                            1965 Pratt Boulevard
                            Elk Grove Village, IL 60007

ING OpCap Balanced Value    Odom's Tennessee Pride             14.51%,           0.32%
Portfolio, Adviser Class    Sausage                      Beneficial Owner
                            Patty Smothers
                            1201 Neely's Bend Road
                            Madison, TN 37115

ING OpCap Balanced Value    National Galvanizing, L.P.         10.54%,           0.23%
Portfolio, Adviser Class    Becky Riley                  Beneficial Owner
                            1500 Telb Road
                            Monroe, MI 48162

                                                                            PERCENT
PORTFOLIO NAME AND    NAME AND ADDRESS OF          PERCENT OF CLASS AND        OF
      CLASS               SHAREHOLDER               TYPE OF OWNERSHIP       PORTFOLIO
------------------    -------------------          --------------------    ----------
ING OpCap             Advertising Checking                8.84%,             0.19%
Balanced Value        Bureau Inc                   Beneficial Owner
Portfolio,            Ms. Connie Atkinson
Adviser Class         1919 West Fairmont Drive
                      Tempe, AZ 85282

ING OpCap             Primus Technologies Corp.           16.24%,            0.35%
Balanced Value        Pam McCarter                   Beneficial Owner
Portfolio,            2333 Reach Road
Initial Class         Williamsport, PA 17701

ING OpCap             Trs Of Rotatori Gragel &            7.15%,             0.15%
Balanced Value        Stoper Co LPA                  Beneficial Owner
Portfolio,            Attn: James P Sacher
Initial Class         526 Superior Ave # 1040
                      Cleveland, OH 44114

ING OpCap             Trs Of Mentz Finn &                  6.52%,            0.14%
Balanced Value        McDowell 401k PSP              Beneficial Owner
Portfolio,            Attn: Nancy Lucchesi
Initial Class         3150 Almaden Expy Ste 255
                      San Jose, CA 95118

ING OpCap             Maersk Inc.                          12.89%,          12.26%
Balanced Value        Tom Steckel                     Beneficial Owner
Portfolio,            2 Giralda Farms Madison
Service Class         Avenue Madison, NJ 07940

ING OpCap             Societe Generale                     8.31%,            7.91%
Balanced Value        Mark Moynahan                   Beneficial Owner
Portfolio,            1221 Ave Of The Americas
Service Class         New York, NY 10020

ING Salomon           Trs Of California Hydronics          19.92%,           0.09%
Brothers              Corp Ps 401k                   Beneficial Owner
Aggressive            Attn: John Arthur
Growth                2293 Tripaldi Way
Portfolio,            Hayward, CA 94545
Adviser Class

ING Salomon           Publishers Circulation Fulfill       15.57%,           0.07%
Brothers              Wanda Cole                      Beneficial Owner
Aggressive            22 West Pennsylvania Ave.
Growth                Towson, MD 21204
Portfolio,
Adviser Class

ING Salomon           Trs Of Execustaff Hr 401k            13.54%,           0.06%
Brothers              Plan                            Beneficial Owner
Aggressive            Attn: Susan Jochheim
Growth                991 W Hedding St Ste 201
Portfolio,            San Jose, CA 95126
Adviser Class

                                                                             PERCENT
PORTFOLIO NAME AND      NAME AND ADDRESS OF        PERCENT OF CLASS AND        OF
      CLASS                 SHAREHOLDER             TYPE OF OWNERSHIP       PORTFOLIO
      -----                 -----------             -----------------       ---------
ING Salomon           Aurora Bearing Company               11.57%,           0.05%
Brothers              Ron Sterkel                      Beneficial Owner
Aggressive            970 South Lake Street
Growth                Aurora, IL 60506
Portfolio,
Adviser Class

ING Salomon           Webber Oil Company                   11.18%,           0.05%
Brothers              Pamela Kelley                    Beneficial Owner
Aggressive            700 Main Street
Growth                Bangor, ME 04401
Portfolio,
Adviser Class

ING Salomon           Trs S Strock & Co Inc 401k           7.16%,            0.03%
Brothers              New England Produce             Beneficial Owner
Aggressive            Center Attn: Bruce Strock
Growth                Po Box 6113
Portfolio,            Chelsea, MA 02150
Adviser Class

ING Salomon           Public Consulting Group,             6.73%,            0.03%
Brothers              Inc.                            Beneficial Owner
Aggressive            Roe Harris
Growth                148 State Street Tenth Floor
Portfolio,            Boston, MA 02109
Adviser Class

ING Salomon           Marshall & Swift, L.P.               27.67%,           2.86%
Brothers              Amber Johnson                   Beneficial Owner
Fundamental           915 Wilshire Boulevard
Value                 Los Angeles, CA 90017
Portfolio,
Adviser Class

ING Salomon           Central Garden & Pet                 30.70%            2.58%
Brothers              Company                         Beneficial Owner
Fundamental           Marty Brown 1340
Value                 Treat Blvd., Ste 600
Portfolio,            Walnut Creek, CA 94597
Adviser
Class

ING Salomon           Trs Of Culicchia                     8.69%,            0.81%
Brothers              Neurological Clnc LLC         Beneficial Owner
Fundamental           Attn: Dottie Davis
Value                 Suite S750 1111 Medical
Portfolio,            Center Blvd Marrero, LA
Adviser Class         70072

ING Salomon           Trs Of Monetery Peninsula            6.94%,            0.65%
Brothers              Ctry Clb 401k                  Beneficial Owner
Fundamental           Attn: Kim Dunbar
Value                 3000 Club Road
Portfolio,            Po Box 2090
Adviser Class         Pebble Beach, CA
                      93953

ING Salomon           Qualitor, Inc.                       24.71%,           1.15%
Brothers              Saif Imam                       Beneficial Owner
Fundamental           24800 Denso Drive # 255
Value                 Southfield, MI 48034
Portfolio,
Initial Class

                                                                             PERCENT
PORTFOLIO NAME AND      NAME AND ADDRESS OF        PERCENT OF CLASS AND        OF
      CLASS                 SHAREHOLDER             TYPE OF OWNERSHIP       PORTFOLIO
      -----                 -----------             -----------------       ---------
ING Salomon           Trs Of Rotatori Gragel &             8.02%,            0.37%
Brothers              Stoper Co LPA                  Beneficial Owner
Fundamental           Attn: James P Sacher
Value                 526 Superior Ave # 1040
Portfolio,            Cleveland, OH 44114
Initial Class

ING Salomon           Trs Of The Rstd Ees Ret Plan         6.72%,            0.31%
Brothers              Of Eltron R                    Beneficial Owner
Fundamental           Attn: Eileen Sammells
Value                 4600 Nautilus Court South
Portfolio,            Boulder, CO 80301
Initial Class

ING Salomon           Kyla M. Keck, CEBS, QPA,             49.76%,           5.35%
Brothers              QKA                             Beneficial Owner
Investors Value       Macy Montgomery
Portfolio,            St. Mary's Health System
Adviser Class         900 E. Oak Hill Avenue
                      Knoxville, TN 37917

ING Salomon           J.W.J. Corporation                   28.60%,           3.08%
Brothers              Michael Leonard                Beneficial Owner
Investors Value       2552 Stanwell
Portfolio,            Concord, CA 94520
Adviser Class

ING Salomon           Trs Of Culicchia                     5.47%,            0.59%
Brothers              Neurological Clnc LLC          Beneficial  Owner
Investors Value       Attn: Dottie Davis
Portfolio,            Suite S750 1111 Medical
Adviser Class         Center Blvd Marrero, LA
                      70072

ING Salomon           Trs Of KPM Exceptional               17.89%,           0.65%
Brothers              Dstrbtrs Inc 401k               Beneficial Owner
Investors Value       Attn: Glenn Beyer
Portfolio,            1926 Us Highway 46
Initial Class         Kenvil, NJ 07847

ING Salomon           Primus Technologies Corp.            17.25%,           0.63%
Brothers              Pam McCarter                     Beneficial Owner
Investors Value       2333 Reach Road
Portfolio,            Williamsport, PA 17701
Initial Class

ING Salomon           Trs Of Rotatori Gragel &             8.86%,            0.32%
Brothers              Stoper Co LPA                   Beneficial Owner
Investors Value       Attn: James P Sacher
Portfolio,            526 Superior Ave # 1040
Initial Class         Cleveland, OH 44114

                                                                             PERCENT
PORTFOLIO NAME AND       NAME AND ADDRESS OF       PERCENT OF CLASS AND        OF
      CLASS                  SHAREHOLDER            TYPE OF OWNERSHIP       PORTFOLIO
      -----                  -----------            -----------------       ---------
ING Salomon           Trs Of Feldman Bros Elect            8.01%,            0.29%
Brothers              Supply Co PSP                   Beneficial Owner
Investors Value       Attn: Charles Feldman
Portfolio,            610 East 32nd St
Initial Class         Paterson, NJ 07513

ING Salomon           Trs Of Horan Martello                7.94%,            0.29%
Brothers              Morrone Pc                      Beneficial Owner
Investors Value       Attn: Joseph Martello
Portfolio,            Suite 203 527 Townline
Initial Class         Road
                      Hauppauge, NY 11788

ING Salomon           Trs Of Manna Pro Corp                5.14%,            0.19%
Brothers              Target Benefit PLA              Beneficial Owner
Investors Value       Attn: Sue Copeland Suite
Portfolio,            150
Initial Class         707 Spirit 40 Park Dr
                      Chesterfield, MO 63005

ING Salomon           Maersk Inc.                          17.98%,          15.25%
Brothers              Tom Steckel                      Beneficial Owner
Investors Value       2 Giralda Farms Madison
Portfolio,            Avenue Madison, NJ 07940
Service Class

ING Salomon           Space Gateway Support, Inc.          8.00%,            6.79%
Brothers              Gae Millerberg                  Beneficial Owner
Investors Value       860 East 4500 South
Portfolio,            Salt Lake City, UT 84107
Service Class

ING Salomon           Societe Generale                     5.50%,            4.66%
Brothers              Mark Moynahan                    Beneficial Owner
Investors Value       1221 Ave Of The Americas
Portfolio,            New York, NY 10020
Service Class

ING T. Rowe Price     Jabil Circuit, Inc.                  18.68%,           1.64%
Growth Equity         Patty Zanghi                     Beneficial Owner
Portfolio,            10560 Dr. Mlk Jr. Street
Adviser Class         North
                      St. Petersburg, FL 33716

ING T. Rowe Price     Fiesta Mart, Inc.                    7.58%,            0.67%
Growth Equity         Monica Albarran                 Beneficial Owner
Portfolio,            5235 Katy Freeway
Adviser Class         Houston, TX 77007

ING T. Rowe Price     City Of Long Beach                   9.51%,            0.16%
Growth Equity         333 W Ocean Blvd 6th Fl          Beneficial Owner
Portfolio,            Long Beach, CA 90802
Service Class

                                                                             PERCENT
PORTFOLIO NAME AND     NAME AND ADDRESS OF         PERCENT OF CLASS AND        OF
      CLASS                SHAREHOLDER              TYPE OF OWNERSHIP       PORTFOLIO
      -----                -----------              -----------------       ---------
ING Van Kampen        Trs Of Total Community               88.30%,           3.97%
Equity and            Action Inc                     Beneficial Owner
Income                Attn: Florence Hebert
Portfolio             1420 S Jefferson Pkwy
(formerly, ING        New Orleans, LA 70125
UBS U.S.
Allocation
Portfolio),
Adviser Class

ING Van Kampen        Trs Of Lowitt Metrodial              5.68%,            0.26%
Equity and            Retirement Plan                 Beneficial Owner
Income                Attn: Lynne Garfield
Portfolio             25 Bethpage Road
(formerly, ING        Hicksville, NY 11801
UBS U.S.
Allocation
Portfolio),
Adviser Class

ING Van Kampen        Fiesta Mart, Inc.                    33.98%,           4.86%
Equity and            Monica Albarran                   Beneficial Owner
Income                5235 Katy Freeway
Portfolio             Houston, TX 77007
(formerly, ING
UBS U.S.
Allocation
Portfolio),
Initial Class

ING Van Kampen        Belz Hotel Group, LLC                10.34%,           1.48%
Equity and            5118 Park Avenue - Suite         Beneficial  Owner
Income                245
Portfolio             Memphis, TN 38117
(formerly, ING
UBS U.S.
Allocation
Portfolio),
Initial Class

ING Van Kampen        Champion Elevators, Inc.             9.54%,            1.36%
Equity and            Karen Kliesing                   Beneficial Owner
Income                8400 Villa Drive
Portfolio             Houston, TX 77061
(formerly, ING
UBS U.S.
Allocation
Portfolio),
Initial Class

ING Van Kampen        Trs Of Feldman Bros Elect            5.23%,            0.75%
Equity and            Supply Co PSP                  Beneficial Owner
Income                Attn: Charles Feldman
Portfolio             610 East 32nd St
(formerly, ING        Paterson, NJ 07513
UBS U.S.
Allocation
Portfolio),
Initial Class

ING Van Kampen        Trek Diagnostic Systems,             5.15%,            0.74%
Equity and            Inc.                            Beneficial Owner
Income                Ms. Joan M. Ronsky
Portfolio             982 Keynote Circle - Suite 6
(formerly, ING        Cleveland, OH 44131
UBS U.S.
Allocation
Portfolio),
Initial Class

ING Van Kampen        Societe Generale                     16.44%,           12.69%
Equity and            Mark Moynahan                         Beneficial Owner
Income                1221 Ave Of The Americas
Portfolio             New York, NY 10020
(formerly, ING
UBS U.S.
Allocation
Portfolio),
Service Class

                                                                             PERCENT
PORTFOLIO NAME AND      NAME AND ADDRESS OF        PERCENT OF CLASS AND        OF
      CLASS                 SHAREHOLDER             TYPE OF OWNERSHIP       PORTFOLIO
      -----                 -----------             -----------------       ---------
ING Van Kampen        Epix Plan                           10.39%,           8.02%
Equity and            Sheryl Southwick                Beneficial Owner
Income                600 301 Boulevard West
Portfolio             Bradenton, FL 34205
(formerly, ING
UBS U.S.
Allocation
Portfolio),
Service Class

ING Van Kampen        SG Cowen Securities Corp             9.15%,            7.07%
Equity and            Deborah Virella                 Beneficial Owner
Income                1221 Avenue Of The
Portfolio             Americas
(formerly, ING        New York, NY 10020
UBS U.S.
Allocation
Portfolio),
Service Class

ING Van Kampen        Three Rivers Aluminum                8.70%,            6.72%
Equity and            Company                        Beneficial Owner
Income                Tracey L. Frazier
Portfolio             71 Progress Avenue
(formerly, ING        Cranberry Twship, PA 16066
UBS U.S.
Allocation
Portfolio),
Service Class

ING Van Kampen        Polytop Corporation                  6.99%,            5.40%
Equity and            Michelle M Jackson             Beneficial Owner
Income                110 Graham Drive
Portfolio             Slatersville, RI 02876
(formerly, ING
UBS U.S.
Allocation
Portfolio),
Service Class

ING Van Kampen        Epix Holdings Corporation            6.34%,            4.90%
Equity and            Sheryl Southwick                Beneficial Owner
Income                600 301 Boulevard West
Portfolio             Bradenton, FL 34205
(formerly, ING
UBS U.S.
Allocation
Portfolio),
Service Class

ING UBS U.S.          Trs Of Mascon Inc Profit             90.85%,           0.02%
Large Cap             Sharing 401k Pl                Beneficial Owner
Equity                Attn: Jeannie Chen
Portfolio,            5 Commonwealth Avenue
Adviser Class         Woburn, MA 01801

ING UBS U.S.          Trs Of Tenibac Graphion Inc          9.15%,            0.00%
Large Cap             401k Plan                      Beneficial Owner
Equity                Attn: Anthony J Gusmano
Portfolio,            35155 Automation Dr
Adviser Class         Clinton Township, MI 48035

ING UBS U.S.          Broadway Video, Inc.                 69.11%,           0.41%
Large Cap             Fred Null                      Beneficial  Owner
Equity                1619 Broadway
Portfolio,            New York, NY 10019
Service Class

ING UBS U.S.          Space Gateway Support, Inc.          18.74%,           0.11%
Large Cap             Gae Millerberg                 Beneficial Owner
Equity                860  East 4500 South
Portfolio,            Salt Lake City, UT 84107
Service Class

                                                                             PERCENT
PORTFOLIO NAME AND        NAME AND ADDRESS OF      PERCENT OF CLASS AND        OF
      CLASS                   SHAREHOLDER           TYPE OF OWNERSHIP       PORTFOLIO
      -----                   -----------           -----------------       ---------
ING Van Kampen        National Material, L.P.              20.08%,            0.78%
Comstock              Jeanette Lipecki               Beneficial Owner
Portfolio,            1965 Pratt Boulevard
Adviser Class         Elk Grove Village, IL 60007

ING Van Kampen        TP Mechanical Contractors,           6.33%,             0.25%
Comstock              Inc                            Beneficial Owner
Portfolio,            Rhea Kimball
Adviser Class         2105 Schappelle Lane
                      Cincinnati, OH 45240

ING Van Kampen        SKD Automotive Group,                5.94%,             0.23%
Comstock              L.P.                           Beneficial Owner
Portfolio,            Ross Pechta
Adviser Class         SKD - Jonesville Division
                      260 Gaige St
                      Jonesville, MI 49250

ING Van Kampen        Ty Inc. Employees 401(K)             5.70%,             0.22%
Comstock              Plan                           Beneficial Owner
Portfolio,            Ms. Kathy Banky
Adviser Class         280 Chestnut
                      Westmont, IL 60559

ING Van Kampen        Trs Of Danning Gill                  5.24%,             0.20%
Comstock              Diamond Kollitz LLP            Beneficial Owner
Portfolio,            Attn: Jackie Dahlstrum
Adviser Class         3rd Floor
                      2029 Century Park East
                      Los Angeles, CA 90067

ING Van Kampen        State Of Kansas Def Comp             30.28%,            5.26%
Comstock              Plan                          Beneficial Owner
Portfolio,            212 SW 8th Ave Ste 100
Initial Class         Topeka, KS 66603

ING Van Kampen        Trustees Of The City &               41.36%,           19.83%
  Comstock            County Dept Of Budget &         Beneficial Owner
  Portfolio,          Fiscal Serv Of Honolulu
  Service Class       530 S King St Rm 208
                      Honolulu, HI 96813

                                   APPENDIX C

                         REGISTERED INVESTMENT COMPANIES
                          OVERSEEN BY THE UNIFIED BOARD

                                ING Equity Trust
                                 ING Funds Trust
                           ING Investment Funds, Inc.
                               ING Investors Trust
                               ING Mayflower Trust
                                ING Mutual Funds
                              ING Prime Rate Trust
                             ING Senior Income Fund
                          ING Variable Insurance Trust
                           ING Variable Products Trust
                       ING VP Emerging Markets Fund, Inc.
                         ING VP Natural Resources Trust
                               USLICO Series Fund

                      (This page intentionally left blank)

                                   APPENDIX D

                               ING PARTNERS, INC.
                                  (the "Fund")

                          Nominating Committee Charter

NOMINATING COMMITTEE MEMBERSHIP

      The Nominating Committee (the "Committee") shall be composed entirely of directors who are not "interested persons" of the Fund ("independent directors"), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), in such number as may be determined from time to time by the Board.

MISSION

      The Committee's mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

FUNCTIONS

      The Committee shall:

      1. Receive, review, evaluate and maintain files of individuals qualified to be recommended as nominees for election as directors, which shall include a review of the individual's status as an "interested person" of the Fund under the 1940 Act. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of the nomination.

      2. Present recommendations to the Board of Directors to fill vacancies or to nominate directors for election by shareholders.

      3. Present recommendations to the Board of Directors regarding directors to be selected for membership on the various Committees of the Board.

      Accept and review shareholder nominations for election as directors. The Committee will evaluate the nominees' qualifications for Board membership and review each individual's status as an "interested person" of the Fund under the 1940 Act. Specific qualifications will be based on the needs of the Board of Directors at the time of the nomination. The Committee shall assess shareholder nominees in the same manner it reviews its own nominees. Shareholder nominations will be submitted as provided in the Fund's By-Laws or in the absence of such provision, as determined by the Board of Directors.

GOVERNANCE MATTERS

      1. Any vacancy in the membership of the Committee shall be filled by the Board of Directors from the membership of the Board.

      2. At all meetings of the Committee a majority of the members of the Committee shall constitute a quorum for the transaction of business. The Board may designate one or more independent directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee or for the purpose of any written action by the Committee.

      3. The Committee shall keep, or cause to be kept, adequate minutes of all actions taken at each meeting thereof and shall report to the Board of Directors any and all actions taken by the Committee.

      4. The Committee shall meet as may be provided from time to time by resolution duly adopted by the Board of Directors or upon call of the Chairman of the Committee.

      5. At each meeting of the Board of Directors, the minutes of the meeting of the Committee held since the last Board of Directors' meeting shall be reviewed.

      6. The Committee and each member thereof shall serve at the pleasure of the Board of Directors.

OTHER POWERS AND RESPONSIBILITIES

      1. The Committee shall monitor the performance of legal counsel employed by the Fund and the independent directors, and shall be responsible for the supervision of counsel for the independent directors.

      2. The Committee shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

      3. The Committee may periodically review this Charter and recommend any changes to the full Board of Directors.

      4. The Compensation of the independent directors shall be determined by the independent directors and shall be reviewed at least annually.

ADDITIONAL MATTERS

      1. A shareholder nominee for director may be submitted in writing to the Fund's Secretary. The Secretary will submit all nominations to the Committee.

      2. Any changes to the shareholder nomination procedures shall be approved by the Fund's Board of Directors, including a majority of its independent directors, and reported on the Fund's next filing on Form N-CSR.

      3. Any other shareholder communication shall be directed to the Secretary of the Fund for disposition by the appropriate party.

                  Adopted:           May 9, 2001

                  As revised:        August 13, 2004

                               ING PARTNERS, INC.

         VOTING INSTRUCTION CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 2004

                                                    THIS VOTING INSTRUCTION CARD
                                                   IS SOLICITED ON BEHALF OF THE
                                        BOARD OF DIRECTORS OF ING PARTNERS, INC.

PORTFOLIO NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE ("INSURANCE COMPANY")
FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs Huey P. Falgout, Jr. or Theresa K. Kelety or one or more substitutes designated by them or their Insurance Company, (Proxies) to vote the shares held by him or her or as to which he or she has a beneficial interest under a variable contract issued by his or her Insurance Company at the Annual Meeting of shareholders ("Annual Meeting") of all of the ING Portfolios of ING Partners, Inc. (the "Fund") to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 on December 21, 2004, at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

                  Please vote, sign and date this Voting Instruction Card and return it in the enclosed envelope.

                               Date_______________________________________, 2004

                                Signature(s) (if held jointly) (Sign in the Box)

                        This Voting Instruction Card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL [X]. PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                                        FOR
1. Election of Eleven Directors of the Fund   FOR ALL   AGAINST ALL  ALL EXCEPT
                                                [ ]       [ ]          [ ]

      Nominees:

        (01) John V. Boyer
        (02) J. Michael Earley
        (03) R. Barbara Gitenstein
        (04) Patrick Kenny
        (05) Walter H. May
        (06) Thomas J. McInerney
        (07) Jock Patton
        (08) David W. C. Putnam
        (09) John G. Turner
        (10) Roger B. Vincent
        (11) Richard A. Wedemeyer

      YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, BY MARKING THE "FOR ALL EXCEPT" BOX AND WRITING THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED ABOVE.

                                                          For   AGAINST  ABSTAIN
2.    To transact such other business, not currently       [ ]     [ ]      [ ]
      contemplated, that may properly come before the Annual Meeting or any adjournments(s) or postponement(s) thereof, in the discretion of the proxies.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.